Exhibit 99.1

19,400,000 Shares

La Quinta Corporation
La Quinta Properties, Inc.

Common Stock

UNDERWRITING AGREEMENT

May 24, 2005

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

          La Quinta Corporation, a Delaware corporation (“LQ Corporation”), and La Quinta Properties, Inc., a Delaware corporation (“LQ Properties” and collectively with LQ Corporation, the "Companies”), propose to sell an aggregate of 19,400,000 paired shares (the “Stock”), with each paired share consisting of one share of Common Stock, par value $0.01 per share of LQ Corporation and one share of Class B Common Stock par value $0.01 per share of LQ Properties (the “Paired Shares”).

          This is to confirm the agreement concerning the purchase of the Stock from the Companies by Lehman Brothers Inc. (the “Underwriter”).

     SECTION 1. Representations, Warranties and Agreements of the Companies. Each of LQ Corporation and LQ Properties, jointly and severally, represent, warrant and agree that:

          (a) A joint registration statement on Form S-3 and amendments thereto with respect to the Stock have (i) been prepared by the Companies in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and each of the amendments thereto have been delivered by the Companies to you. As used in this Agreement, “Effective Time” means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Registration Statement” means such joint registration statement (Registration Nos. 333-91998 and 333-91998-01), as may be amended, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; “Base Prospectus” means the prospectus (together with all documents incorporated therein by reference), dated July 15, 2002, and included in the Registration Statement; “Prospectus Supplement” means the prospectus supplement (together with all documents incorporated therein by reference), dated May 24, 2005, relating to the Stock; and “Prospectus” means the Base Prospectus and the Prospectus Supplement relating to the Stock, as filed with the Commission pursuant to paragraph (b) of Rule 424 of the Rules and Regulations. Reference made herein to the Registration Statement or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such

Registration Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) after the date of such Prospectus and incorporated by reference in such Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Companies filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. If the Companies have filed an abbreviated registration statement to register additional Paired Shares pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. The Commission has not issued any order preventing or suspending the use of the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been initiated or threatened by the Commission.

          (b) The conditions for use of Form S-3 as currently in effect, as set forth in the General Instructions thereto, have been satisfied.

          (c) The Registration Statement and the Prospectus conform and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of its date and on the Delivery Date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Companies by the Underwriter specifically for inclusion therein, which shall be limited to the information set forth in Section 8(e).

          (d) The documents incorporated by reference in the Prospectus (the “Incorporated Documents”), when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading.

          (e) LQ Corporation and each of its subsidiaries (as defined in Section 16), including LQ Properties, have been duly organized, are validly existing as corporations or other legal entities and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified and in good standing in such foreign jurisdictions, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, management, consolidated financial position, stockholders’ equity, results of operations, business or prospects of LQ Corporation and its subsidiaries, including LQ Properties, taken as a whole (a “Material Adverse Effect”). LQ Corporation and each of its subsidiaries, including LQ Properties, have all corporate, partnership or limited liability company, as the case may be, power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

          (f) LQ Properties owns the following percentage of the partnership or other equity interests in: (i) LQ-West Bank Joint Venture- 1982, a Texas partnership (60% of the partnership interests of which are directly or indirectly owned by LQ Properties); and (ii) La Quinta-Wichita Kansas No. 532, Ltd., a Texas limited partnership (50% of the partnership interests of which are directly or indirectly owned by LQ Properties) (each, a “Joint Venture”). Each Joint Venture of LQ Properties has been duly formed and is validly existing as a limited partnership or partnership in good standing under the laws of its organization, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. Each of the Joint Venture interests have been duly and validly issued pursuant to such Joint Venture’s partnership agreement and free and clear of all liens, encumbrances, equities or claims. The Companies have no other interests in joint ventures, partnerships or limited liability companies in which unrelated third parties have interests, other than as set forth in this Section.

          (g) Each of LQ Corporation and LQ Properties has an authorized capitalization as set forth in the Prospectus. All of the issued shares of capital stock of LQ Corporation and LQ Properties have been duly and validly authorized and issued, are fully paid and non-assessable and conform as to legal matters in all material respects to the description thereof contained in the Prospectus; all of the issued shares of capital stock or other ownership interests of each subsidiary of LQ Corporation have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by LQ Corporation, free and clear of all liens, encumbrances, equities or claims except as (i) contemplated under the Amended and Restated Credit Agreement, dated as of November 12, 2003, as subsequently amended through the date hereof, entered into by and among LQ Properties, LQ Corporation, the guarantors named therein and the agents and lenders party thereto (as amended, the “Credit Facility”) and/or (ii) arising under the Amended and Restated Pledge and Security Agreement, dated as of November 12, 2003, by and among LQ Corporation, LQ Properties, the guarantors named therein and the collateral agent named therein, as subsequently amended through the date hereof (as so supplemented and amended, the “Pledge Agreement” and, collectively with the Credit Facility, the “Loan Agreements”) and/or (iii) otherwise described in the Prospectus. None of such shares or interests were issued in violation of any preemptive or similar rights; and such shares were issued in compliance with applicable federal and state securities laws. Except as disclosed in the Prospectus, there is no existing option, warrant, call, right or contract of any character requiring, and there are no securities of LQ Corporation or LQ Properties outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of LQ Corporation or LQ Properties or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of LQ Corporation or LQ Properties.

          (h) The shares of the Stock to be issued and sold by LQ Corporation and LQ Properties to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable; and the Stock will conform in all material respects to the description thereof contained in the Prospectus. Upon payment for and delivery of the Stock to be sold by the Companies pursuant to this Agreement, the Underwriter will acquire good and valid title to such Stock, in each case free and clear of all liens, encumbrances, equities, preemptive rights, subscription rights, other rights to purchase, voting or transfer restrictions (except as described in the Prospectus) and other claims.

          (i) Each of LQ Corporation and LQ Properties has all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement.

          (j) This Agreement has been duly and validly authorized, executed and delivered by the Companies.

          (k) The execution, delivery and performance of this Agreement by each of LQ Corporation and LQ Properties, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of Stock as described under “Use of Proceeds” in the Prospectus, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Companies and their subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement, license or instrument to which any of the Companies or any of their subsidiaries is a party or by which any of the Companies or any of their subsidiaries is bound or to which any of the property or assets of any of the Companies or any of their subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws of any of the Companies or any of their subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Companies or any of their subsidiaries or any of their properties or assets. Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, and applicable state or foreign securities laws in connection with the purchase and sale of the Stock by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Companies and the consummation of the transactions contemplated hereby.

          (l) The historical financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the consolidated financial condition, results of operations and cash flows of LQ Corporation and LQ Property, as the case may be, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The other financial data, selected pro forma ratios and other pro forma financial information, operating data and statistical information and data (other than such statistical information and data with respect to which it is expressly noted

that such information and data has been obtained from third party sources) included or incorporated by reference in the Prospectus is presented fairly in all material respects and has been prepared on a basis consistent in all material respects with such financial statements and the books and records of LQ Corporation and LQ Properties.

          (m) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which LQ Corporation or any of its subsidiaries, including LQ Properties, is a party or of which any property or assets of LQ Corporation or any of its subsidiaries, including LQ Properties, is the subject which, if determined adversely to LQ Corporation or any of its subsidiaries, including LQ Properties, are reasonably likely to cause a Material Adverse Effect; and to the Companies’ knowledge, no such proceedings are threatened or expressly contemplated by governmental authorities or others.

          (n) Except as described in the Prospectus, there are no contracts, agreements or understandings between LQ Corporation and/or LQ Properties, and any person granting such person the right to require LQ Corporation or LQ Properties to file a registration statement under the Securities Act with respect to any securities of LQ Corporation or LQ Properties owned or to be owned by such person or to require LQ Corporation or LQ Properties to include such securities in the securities registered pursuant to the Registration Statement or in any securities registered or to be registered pursuant to any other registration statement filed by or required to be filed by LQ Corporation or LQ Properties under the Securities Act.

          (o) Except as disclosed in the Prospectus, since the date of the latest audited consolidated financial statements of LQ Corporation and LQ Properties included in the Prospectus, none of LQ Corporation or any of its subsidiaries, including LQ Properties, has incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to LQ Corporation or any of its subsidiaries, including LQ Properties, taken as a whole, and there has not occurred, to the knowledge of LQ Corporation and LQ Properties, any development or event involving a Material Adverse Effect and, except as disclosed in or contemplated by the Prospectus, there has been no (i) dividend or distribution of any kind declared, paid or made by LQ Corporation or LQ Properties on any class of their respective capital stock, other than (A) regular quarterly dividends on LQ Corporation’s Series A Cumulative Redeemable Preferred Stock or (B) dividends paid by LQ Properties to LQ Corporation, (ii) issuance of securities by LQ Properties or LQ Corporation (other than the Stock offered hereby or pursuant to an issuance by LQ Corporation or LQ Properties of options to purchase the capital stock of LQ Corporation or LQ Properties) or (iii) material increase in short-term or long-term debt of LQ Corporation or LQ Properties.

          (p) Since the date of the most recent financial statements included in the Prospectus, except as described in the Prospectus, neither LQ Corporation nor any of its subsidiaries, including LQ Properties, has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, there has been no change in the capital stock or long-term debt of LQ Corporation or any of its subsidiaries, including LQ Properties or any change, event or development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity, results of operations or business of LQ Corporation nor has any information become known that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

          (q) Each of the Companies is subject to and in compliance in all material respects with the reporting requirements of Section 13 or 15 (d) of the Exchange Act. All reports filed by the Companies with the Commission pursuant to Section 13 or 15(d) of the Exchange Act complied when filed as to form with the Exchange Act and the rules and regulations of the Commission thereunder and when filed did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

          (r) Each of LQ Corporation and its subsidiaries, including LQ Properties (i) makes and keeps accurate books and records and (ii) maintains and have maintained internal controls over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (s) (i) Each of LQ Corporation and its subsidiaries, including LQ Properties, have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by LQ Corporation and LQ Properties, in the reports they file or submit under the Exchange Act is accumulated and communicated to management of LQ Corporation and LQ Properties, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

          (t) Since the date of the filing of LQ Corporation’s and LQ Properties’ Joint Annual Report on Form 10-K for the year ended December 31, 2004, (i) neither LQ Corporation nor LQ Properties has been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of LQ Corporation and LQ Properties to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of LQ Corporation and LQ Properties, and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

          (u) Ernst & Young LLP and PricewaterhouseCoopers LLP have audited certain financial statements of the Companies contained or incorporated by reference in the Prospectus, whose reports are incorporated by reference in the Prospectus and have delivered the initial letters referred to in Sections 7(g) and 7(h) hereof, respectively, and Ernst & Young LLP are, and PricewaterhouseCoopers LLP were, to the knowledge of the Company independent accountants or independent registered public accounting firms as required by the Securities Act and the rules and regulations promulgated thereunder during the periods covered by the financial statements on which they reported that are incorporated by reference in the Prospectus.

          (v) The statistical and market-related data included or incorporated in the Prospectus are based on or derived from sources which LQ Corporation and LQ Properties believe (without independent investigation of any data received from third party sources) to be reliable and accurate in all material respects.

          (w) Except as disclosed in or specifically contemplated by the Prospectus, (i) each of LQ Corporation and its subsidiaries, including LQ Properties, has such permits, licenses, patents, franchises, and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own its properties and to conduct its businesses in the manner described in the Prospectus, except for such Permits that if not obtained could not reasonably be expected to have a Material Adverse Effect; (ii) each of LQ Corporation and its subsidiaries, including LQ Properties, has fulfilled and performed in all material respects, all of its material obligations with respect to the Permits, except where the failure to fulfill or perform such material obligations could not reasonably be expected to have a Material Adverse Effect; (iii) to the knowledge of each of LQ Corporation and LQ Properties, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permits, except as disclosed in, or specifically contemplated by, the Prospectus, or could not reasonably be expected to have a Material Adverse Effect; and, (iv) except as disclosed in, or specifically contemplated by, the Prospectus, none of the Permits contains any restriction that is materially burdensome (other than such burdens as are common or customary to such Permits) to LQ Corporation and its subsidiaries, including LQ Properties, taken as a whole, except such restriction that could not reasonably be expected to have a Material Adverse Effect.

          (x) LQ Corporation and its subsidiaries, including LQ Properties, taken as a whole, carry, or are covered by, insurance in such amounts and covering such risks as are reasonably adequate for the conduct of their respective businesses, taken as a whole, and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries (which may include self-insurance in the same form as is customarily maintained by companies similarly situated); the Companies are in compliance with the requirements of such policies.

          (y) Except as disclosed in the Prospectus, LQ Corporation and each of its subsidiaries, including LQ Properties, own or possess adequate rights to use all trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses, and to the knowledge of the Companies, the conduct of their respective businesses will not conflict with, and none of LQ Corporation and its subsidiaries, including LQ Properties, have received any notice of any claim of conflict with, any such rights of others, and the Companies have not received notice of any pending and are not aware of any threatened claim to the contrary or any challenge by any other person to the rights of LQ Corporation and its subsidiaries, including LQ Properties, with respect to the foregoing which, if determined adversely to any of LQ Corporation or its subsidiaries, including LQ Properties, would have a Material Adverse Effect.

          (z) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

          (aa) No relationship, direct or indirect, exists between or among LQ Corporation or any of its subsidiaries, including LQ Properties, on the one hand, and the directors, officers, stockholders, customers or suppliers of LQ Corporation or any of its subsidiaries, including LQ Properties, on the other hand, which is required to be described in the Prospectus which is not so described.

          (bb) No labor disturbance by the employees of LQ Corporation or any of its subsidiaries, including LQ Properties, exists or, to the knowledge of the Companies, is imminent, which might reasonably be expected to have a Material Adverse Effect.

          (cc) Except as would not have a Material Adverse Effect, each of LQ Corporation and LQ Properties is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which LQ Corporation or any of its subsidiaries, including LQ Properties, would have any liability; except as described in the Prospectus, LQ Corporation and LQ Properties have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan,” if any, for which LQ Corporation and each of its subsidiaries, including LQ Properties, would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification which would result in a Material Adverse Effect.

          (dd) LQ Corporation and its subsidiaries, including LQ Properties, have filed all material federal, state and local income and franchise tax returns required to be filed through the date hereof and paid all taxes reflected thereon other than those being contested in good faith or currently payable without penalty or interest. No tax deficiency has been determined adversely to LQ Corporation or any of its subsidiaries, including LQ Properties, which would have a Material Adverse Effect nor does LQ Corporation or LQ Properties have any knowledge of any tax deficiency which, if determined adversely to LQ Corporation or any of its subsidiaries, including LQ Properties, would have a Material Adverse Effect.

          (ee) Neither LQ Corporation nor any of its subsidiaries, including LQ Properties, (i) is in violation of its charter, bylaws or other organizational documents, (ii) is in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject except (x) in the case of subclause (i) above, solely with respect to any subsidiary of LQ Corporation, and (y) in the case of subclause (ii) or (iii), as would not, individually, or in the aggregate have a Material Adverse Effect.

          (ff) Neither LQ Corporation nor any of its subsidiaries, including LQ Properties, nor, to the knowledge of the Companies, any director, officer, agent, employee or other person associated with or acting on behalf of LQ Corporation or any of its subsidiaries, including LQ Properties, has used any corporate funds during the last 5 years for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices

Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (gg) To the knowledge of Companies and without independent investigation, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances by LQ Corporation or any of its subsidiaries, including LQ Properties at, upon or from any of the property now or previously owned or leased by LQ Corporation or its subsidiaries, including LQ Properties, in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any such violation or remedial action which would not be reasonably likely to have, individually or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by LQ Corporation or any of its subsidiaries, including LQ Properties, or with respect to which LQ Corporation or any of its subsidiaries, including LQ Properties, have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms “hazardous wastes,” “toxic wastes,” “hazardous substances,” “solid wastes” and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (hh) LQ Corporation and each of its subsidiaries, including LQ Properties and each of the Joint Ventures, have legal title in fee simple to all real property owned by them on which any of LQ Corporation, its subsidiaries and the Joint Ventures owns and/or operates a hospitality related business (other than management of third party owned hotels) and legal title to all personal property owned by them which personal property is material to the conduct of LQ Corporation’s and its subsidiaries’ business, in each case, free and clear of all liens, encumbrances and defects except (i) such as are described in the Prospectus or (ii) such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by LQ Corporation and its subsidiaries, including LQ Properties; and all real property and buildings held under lease by LQ Corporation and its subsidiaries, including LQ Properties, are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by LQ Corporation and its subsidiaries, including LQ Properties.

          (ii) Neither LQ Corporation nor any subsidiary, including LQ Properties, is, or, as of the Delivery Date (as defined in Section 4) after giving effect to the offer and sale of the Stock and the application of the net proceeds therefrom as described in the Prospectus under the caption “Use of Proceeds,” will be, an “investment company” as defined in the Investment Company Act of 1940, as amended.

          (jj) The Companies have not distributed and, prior to the later to occur of the Delivery Date and completion of the distribution of the Stock, will not distribute any offering material in connection with the offering and sale of the Stock other than the Prospectus.

          (kk) The Stock will be approved effective as of May 27, 2005, for listing subject to notice of issuance on the New York Stock Exchange.

          (ll) The Companies have not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of LQ Corporation or LQ Properties to facilitate the sale or resale of the shares of the Stock.

          (mm) No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Companies that it is considering imposing) any condition (financial or otherwise) on the Companies’ retaining any rating assigned as of the date hereof to the Companies or any of their respective securities or (ii) has indicated to the Companies that it is considering (A) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (B) any negative change in the outlook for any rating of the Companies.

          (nn) The Companies understand that the Underwriter and, for purposes of the opinions to be delivered to the Underwriter pursuant to Section 7 hereof, counsel to the Companies and counsel to the Underwriter will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance. Any certificate signed by an officer of the Companies and delivered to the Underwriter or counsel to the Underwriter in connection with the offering of the Stock shall be deemed to be a representation and warranty by the Companies, as to matters covered thereby to the Underwriter.

          (oo) Each of LQ Corporation and LQ Properties is in compliance in all material respects with applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

          (pp) LQ Properties was (and continues to be) organized in conformity with the requirements for qualification and taxation as a “real estate investment trust” (“REIT”) under Sections 856 through 860 of the Code, elected to be taxed as a REIT (which election has not be terminated or revoked), has at all times met all of the requirements of the Code for qualification and taxation as a REIT, and will use its best efforts to continue to be organized and operated in a manner so as to qualify as a REIT under the Code, unless the Board of Directors of LQ Properties determines that it is no longer in the best interest of LQ Properties to continue to be so qualified; LQ Properties currently intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code; and based on its current operations, LQ Properties currently has no intention of changing its operations or engaging in activities which would cause it to fail to qualify or make economically undesirable its continued qualification, as a REIT.

     SECTION 2. Purchase of the Stock by the Underwriter. On the basis of the representations and warranties contained in, and subject to the terms and conditions of this Agreement, the Companies agree to sell 19,400,000 shares of the Stock to the Underwriter and the Underwriter agrees to purchase the number of shares of the Stock set forth opposite that Underwriter’s name in Schedule 1 hereto.

          The price of the Stock shall be $8.50 per share.

          The Companies shall not be obligated to deliver any of the Stock to be delivered on the Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on the Delivery Date as provided herein.

     SECTION 3. Offering of Stock by the Underwriter. The Underwriter proposes to offer the Stock for sale upon the terms and conditions set forth in the Prospectus.

     SECTION 4. Delivery of and Payment for the Stock. Delivery of and payment for the Stock shall be made at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or on such other date or place as shall be determined by agreement between the Underwriter and the Companies. This date and time are sometimes referred to as the “Delivery Date.” On the Delivery Date, the Companies shall deliver or cause to be delivered certificates representing the Stock to the Underwriter for its account against payment to or upon the order of the Companies of the purchase price by wire transfer in immediately available funds to the account specified by the Companies to the Underwriters. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. Upon delivery, the Stock shall be registered in such names and in such denominations as the Underwriter shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Stock, the Companies shall make the certificates representing the Stock available for inspection by the Underwriter in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

     SECTION 5. Further Agreements of the Companies. LQ Corporation and LQ Properties, jointly and severally, agree:

          (a) To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; prior to making any amendment or supplement to the Registration Statement or to the Prospectus other than by filing documents under the Exchange Act which are incorporated by reference therein, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and not to effect any such amendment or supplement to which the Underwriter shall reasonably object by notice to the Companies after a reasonable period to review, which shall not in any case be longer than three business days after receipt of such copy; prior to the termination of the offering of the Stock as determined by the Underwriter, not to file any document that would be deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 without delivering to the Underwriter a copy of the document proposed to be so filed, such delivery to be made at least twenty-four hours prior to such filing, and to consult with the Underwriter as to any comments which the Underwriter makes in a timely manner with respect to the document so delivered; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Companies with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of any such order;

          (b) To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (ii) the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, to notify the Underwriter and, upon its request, to file such documents and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Companies or the Underwriter, be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, on or prior to the Delivery Date, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing;

          (f) As soon as practicable after the Effective Date, to make generally available to the Companies’ security holders and to deliver to the Underwriter an earnings statement of each of the Companies and their subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Companies, Rule 158);

          (g) For a period of five years following the Effective Date, to furnish to the Underwriter copies of all materials furnished by the Companies to their stockholders and all public reports and all reports and financial statements furnished by the Companies to the principal national securities exchange upon which the Paired Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder; provided, however, that the Companies shall not be required to provide the Underwriter with any such reports or similar forms that have been filed with the Commission by electronic transmission pursuant to EDGAR;

          (h) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions in the U.S. as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Companies shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which it is not otherwise subject;

          (i) For a period of 60 days from the date of the Prospectus, not to, directly or indirectly, (1)(A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Paired Shares or securities convertible into or exchangeable for Paired Shares (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or (B) sell or grant options, rights or warrants with respect to any Paired Shares or securities convertible into or exchangeable for Paired Shares (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Paired Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Paired Shares or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement other than registration statements on Form S-8 with respect to Paired Shares or securities convertible, exercisable or exchangeable into Paired Shares or any other securities of the Companies or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Lehman Brothers Inc.; and to cause each executive officer and director identified on Schedule 2 hereto of the Companies to furnish to the Underwriter, prior to the Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto the "Lock-Up Agreement”, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Paired Shares (including, without limitation, Paired Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission and Paired Shares that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Paired Shares or announce any intention to do any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Paired Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Paired Shares or other securities, in cash or otherwise, for a period commencing on the date hereof and ending on the 60th day after the date of the final prospectus relating to the Offering (such 60-day period, the “Lock-Up Period”). Notwithstanding the foregoing, the foregoing restriction shall not apply to (a) a transfer to a family member or trust, provided the transferee or transferees thereof agree in writing to be bound by this restriction; or (b) a transfer to a transferee or transferees as a bona fide gift or gifts, provided the transferee or transferees thereof agree in writing to be bound by this restriction; or (c) a transaction pursuant to a Rule 10b-5-1 trading plan in effect on the date hereof.

          (j) Prior to the Effective Date to apply for the listing of the Stock for trading on the New York Stock Exchange, and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the Delivery Date;

          (k) To apply the net proceeds from the sale of the Stock being sold by the Companies as set forth in the Prospectus;

          (l) To take such steps as shall be necessary to ensure that neither LQ Corporation nor any of its subsidiaries, including LQ Properties, shall become an “investment company” as defined in the Investment Company Act of 1940, as amended; and

          (m) Except as otherwise expressly permitted by its charter or by-laws and as otherwise discussed in the Prospectus, to continue to conduct its operations in a manner that will meet the requirements to qualify as a REIT under the Code.

     SECTION 6. Expenses. The Companies, jointly and severally, agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Stock and any stamp duties or other taxes payable in connection therewith; (b) the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any amendments and exhibits thereto; (c) the distribution of the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 5(h); (f) the preparation, printing (including, without limitation, word processing and duplication costs) and distribution of this Agreement and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith; and (g) the performance of all other obligations of the Companies under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriter.

     SECTION 7. Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Companies contained herein, to the performance by the Companies of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof or preventing or suspending the use of the Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) The Prospectus shall have been printed and copies distributed to the Underwriter not later than 10:00 A.M., New York City time, on May 26, 2005, or at such later date and time as the Underwriter may approve in writing, and no stop order suspending the qualification or exemption from qualification of the Stock in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (c) The Underwriter shall not have discovered and disclosed to the Companies on or prior to the Delivery Date that the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Weil, Gotshal & Manges LLP, counsel for the Underwriter, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (d) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Companies shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (e) Goodwin Procter LLP shall have furnished to the Underwriter one or more of its written opinions, as counsel to the Companies and addressed to the Underwriter and dated the Delivery Date, substantially in form attached hereto as Exhibit B.

          (f) The Underwriter shall have received from Weil Gotshal & Manges LLP, counsel for the Underwriter, such opinion or opinions, dated the Delivery Date, with respect to such matters as the Underwriter may reasonably require, and the Companies shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (g) At the time of execution of this Agreement, the Underwriter shall have received from each of Ernst & Young LLP and PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent registered public accounting firms within the meaning of the Sarbanes-Oxley Act of 2002 and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

          (h) With respect to the letter of each of Ernst & Young LLP and PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (each such letter referred to as the

"initial letter”), the Underwriter shall have received a letter (the “bring-down letter”) of such accountants, addressed to the Underwriter and dated as of the Delivery Date (i) confirming that they are independent registered public accounting firms within the meaning of the Sarbanes-Oxley Act of 2002 and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (i) Each of the Companies shall have furnished to the Underwriter a certificate, dated the Delivery Date, executed on its behalf by its Chairman and Chief Executive Officer and Vice President and Treasurer stating that:

(A) The representations, warranties and agreements of LQ Corporation and LQ Properties, as applicable, in Section 1 of this Agreement are true and correct as if made on and as of the Delivery Date; LQ Corporation and LQ Properties, as applicable, has complied with all its agreements contained herein; and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date; and

(B) At the Delivery Date, since the date hereof or since the date of the most recent financial statements in the Prospectus, except as described in the Prospectus, no event or events have occurred, nor has any information become known that, individually or in the aggregate, would have a Material Adverse Effect;

(C) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and as of its date and the Delivery Date, the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus; and

(D) The issuance and sale of the Stock by LQ Corporation and LQ Properties, as applicable, hereunder has not been enjoined (temporarily or permanently) by any court or governmental body or agency.

          (j) A) Neither LQ Corporation nor any of its subsidiaries, including LQ Properties, shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (B) since such date there shall not have been any change in the capital stock or long-term debt of LQ Corporation or any of its subsidiaries, including LQ Properties, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of LQ Corporation and its subsidiaries, including LQ Properties, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated herein and in the Prospectus.

          (k) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the notes issued by LQ Corporation or LQ Properties by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of their notes.

          (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the NASDAQ or in the over-the-counter market, or trading in any securities of the Companies on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof, (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the offering or delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (m) The New York Stock Exchange shall have approved the Stock for listing, subject only to official notice of issuance.

          (n) At the date of this Agreement, the Underwriter shall have received the Lock-Up Letter Agreement signed by the individuals listed on Schedule 2 hereto.

          (o) At the Delivery Date, counsel for the Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Stock as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Companies in connection with the issuance and sale of the Stock as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

          (p) General Counsel for the Companies shall have delivered to the Underwriter a letter pertaining to litigation involving the Companies in form and substance reasonably satisfactory to the Underwriter.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

SECTION 8. Indemnification and Contribution.

          (a) The Companies shall, jointly and severally, indemnify and hold harmless the Underwriter, its directors, officers and employees and each person, if any, who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which the Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Companies shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Companies shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Companies by the Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Companies may otherwise have to the Underwriter or to any officer, employee or controlling person of the Underwriter.

          (b) The Underwriter shall indemnify and hold harmless the Companies, each of their respective directors and each of the officers who have signed the Registration Statement, and each person, if any, who controls the Companies within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Companies or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Companies by the Underwriter specifically for inclusion therein, which information is limited to the information contained in Section 8(e) and shall reimburse the Companies and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Companies or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Companies or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent jointly the Underwriter and its directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Companies under this Section 8 if, in the reasonable judgment of the Underwriter, it is advisable for the Underwriter, directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Companies. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admission of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Companies on the one hand and the Underwriter on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Companies on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Companies on the one hand and the Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Companies, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Companies or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Companies and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total discounts, commissions and other compensation received by the Underwriter under this Agreement exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 8(d) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The Underwriter confirms and the Companies acknowledge that the statements with respect to the public offering of the Stock by the Underwriter set forth on the cover page of, and the concession and reallowance figures appearing under the caption “Underwriting” in, the Prospectus are correct and constitute the only information concerning such Underwriter furnished in writing to the Companies by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

     SECTION 9. Default by the Companies.

          If the Companies shall fail at the Delivery Date to deliver or cause to be delivered the number of shares of Stock that they are obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 6, 8 and 15 shall remain in full force and effect. No action taken pursuant to this Section 9 shall relieve the Companies from liability, if any, in respect of such default.

     SECTION 10. Termination. The obligations of the Underwriter hereunder may be terminated by notice given to and received by the Companies prior to delivery of and payment for the Stock if, prior to that time, any of the events described in Sections 7(j), 7(k) or 7(l) shall have occurred or if the Underwriter shall decline to purchase the Stock for any reason permitted under this Agreement.

     SECTION 11. Reimbursement of Underwriter’s Expenses. If the Companies shall fail to tender the Stock for delivery to the Underwriter by reason of any failure, refusal or inability on the part of the Companies to perform any agreement on its part to be performed, or because any other condition of the Underwriter’s obligations hereunder required to be fulfilled by the Companies is not fulfilled, the Companies will reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Companies shall pay the full amount thereof to the Underwriter. If this Agreement is terminated by reason of the default of the Underwriter, the Companies shall not be obligated to reimburse the Underwriter on account of those expenses.

     SECTION 12. Research Independence. The Companies acknowledge and agree that the Underwriter’s research analysts and research departments are required to be independent from their respective investment banking division and are subject to certain regulations and internal policies, and that such Underwriter’s research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Companies and/or the Offering that differ from the views of its investment bankers. The Companies hereby waive and release, to the fullest extent permitted by law, any claims that the Companies may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Companies by such Underwriter’s investment banking division. The Companies acknowledge that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Companies which may be the subject of the transactions contemplated by this Agreement.

     SECTION 13. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriter, shall be delivered or sent by mail or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, 19th Floor, New York, New York 10019, Attention: Syndicate Registration Department (Fax: 646-497-4815), with a copy to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Rod Miller, Esq. (Fax: 212-310-8007) and, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, NY 10022 (Fax: (212) 520-0421);

          (b) if to the Companies, shall be delivered or sent by mail or facsimile transmission to the address of the Companies set forth in the Registration Statement, Attention: General Counsel (Fax: (214) 492-6616) with a copy to Goodwin Procter LLP, 53 State Street, Boston, MA 02109, Attention: Scott Duggan.

          Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     SECTION 14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Companies and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Companies contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees of the Underwriter and each person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Companies, officers of the Companies who have signed the Registration Statement and any person controlling the Companies within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     SECTION 15. Survival. The respective indemnities, representations, warranties and agreements of the Companies and the Underwriter contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     SECTION 16. Definition of the Terms “Business Day” and “Subsidiary". For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

     SECTION 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws the State of New York.

     SECTION 18. Counterparts. This Agreement may be executed in multiple counterparts and, if executed in counterparts, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     SECTION 19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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          If the foregoing correctly sets forth the agreement among the Companies and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours, LA QUINTA CORPORATION
By:	/s/ Steven J. Flowers
	Name:	Steven J. Flowers
	Title:	Vice President and Treasurer

LLA QUINTA PROPERTIES, INC.
By:	/s/ Steven J. Flowers
	Name:	Steven J. Flowers
	Title:	Vice President and Treasurer

Accepted:

LEHMAN BROTHERS INC.

By:	/s/ Matt Johnson
Authorized Representative Matt Johnson Managing Director, Equity Syndicate